Exhibit 99.1

Invech Holdings, Inc.

1603 Capitol Ave

Suite 413 PMB 1777

Cheyenne, WY, 82001

3/20/2026

Dear Alexander Woods-Leo:

This finder agreement (this “Agreement”) between Craft Capital Management LLC (“Craft”), a broker-dealer regulated by the Financial Industry Regulatory Authority (“FINRA”) and the U.S. Securities and Exchange Commission (the “SEC”), and Invech Holdings, Inc. (the “Company”), its subsidiaries, successors, and assigns, is effective as of the date of the last signature below (the “Effective Date”) and outlines the rights, obligations, and term of the obligations between the Parties. This Agreement shall commence on the Effective Date and automatically terminate on the one-year anniversary of the Effective Date (the “Term”) unless extended or earlier terminated as described below. Craft and the Company are referred to herein individually as a “Party” and collectively as the “Parties.”

In connection with this Agreement, Craft may provide services in relation to certain or all of the following Transactions (each a “Transaction”): (i) financing Transactions, involving equity, debt or any combination thereof (collectively referred to as a “Financing Transaction”); (ii) non-financing Transactions, involving, without limitation, licensing agreement(s), joint venture(s), merger(s) and acquisition(s) (collectively referred to as a “Non-Financing Transaction”); and (iii) a Financing Transaction to complete a Non-Financing Transaction (a “Structured Transaction”). There is no obligation to consummate any Transaction, and the Company can choose to accept or reject any Transaction in its sole and absolute discretion. The Company acknowledges that there is no guaranty or assurance that any Transaction will take place, and that the final legal documentation may contain terms that vary with those set forth on any term sheets.

Exclusivity

During the initial 180 days of the Term, the Company shall not engage any other broker-dealer, and Craft shall be the Company’s exclusive broker-dealer (the “Exclusivity Period”). Following the Exclusivity Period, the Company may engage another broker-dealer provided that it complies with any ongoing obligations of this Agreement. For the avoidance of doubt, Craft may provide services to other clients during the entire Term including the Exclusivity Period.

377 Oak Street, Lower Concourse, Garden City, NY 11530 | Main Line 516.833.1325 | Toll Free: 800.550.8441

CRAFT CAPITAL MANAGEMENT LLC

Invech Holdings, Inc.

3/20/2026

Introductions by Craft

After the execution of this Agreement, Craft will introduce the Company to persons and/or entities (each an “Introduced Party”). For purposes of this Agreement, the Company shall be considered to have been introduced to a person and/or entity by Craft if Craft arranges for the delivery of an investment presentation for a Transaction to such person and/or entity, or otherwise facilitates an introduction via email, phone, in-person meeting, or other means. For the avoidance of doubt, an Introduced Party shall include not only the directly introduced person or entity but also their affiliates, successors, and assigns, as well as any other person or entity to whom the Company becomes known or is introduced, directly or indirectly, through an Introduced Party in connection with a potential Transaction. It will also include any investment made by GHS Investments LLC and AIV Investments LLC, except for the existing Equity Line of Credit. In the event that, during the Term or the Tail Period (as defined below), the Company, directly or indirectly, (i) solicits, offers to buy from or offers to sell to an Introduced Party any securities and such Introduced Party purchases or sells such securities or (ii) provides the name of an Introduced Party to any other broker-dealer or selling agent and such Introduced Party purchases any securities of the Company from such other broker-dealer or selling agent, the Company shall pay to Craft the consideration required pursuant to the terms set forth in this Agreement.

Fee Structure

In the event that the Company proceeds with a Financing Transaction with any Introduced Parties, including a Mezzanine Financing (as defined below), during the Term or the Tail Period, Craft shall be entitled to receive a success fee (the “ Success Fee”) equal to (10%) of the gross proceeds received by the Company from a financing of equity securities, (5%) on each put of an equity line of credit (“ELOC”) along with (1%) upfront commitment shares to be registered in the S-1 for the ELOC and (5%) of the gross proceeds received by the Company from a financing of debt securities; provided, however, that any debt security (or any similar instrument) that converts into an equity security at a future date without receipt of any additional cash shall be treated as an equity security, subject to a (10%) Success Fee. The Success Fee is due and payable to Craft immediately upon the closing of the Financing Transaction and shall be disbursed directly to Craft simultaneously with the delivery of the proceeds of the Financing Transaction to the Company. For the avoidance of doubt, in the event the Company proceeds with a financing Transaction outside of Craft during the Exclusivity Period, Craft shall be entitled to receive full commission at the percentages stated above.

CRAFT CAPITAL MANAGEMENT LLC

Invech Holdings, Inc.

3/20/2026

At the time of closing of a Financing Transaction the Company also shall pay Craft non-callable warrants of the Company issuable to Craft, or its designee simultaneously with the closing of the Transaction equal to 5% warrant coverage of the amount raised. The warrants shall entitle the holder thereof to purchase securities of the Company at a purchase price equal to the Introduced Party’s exercise price of the Transaction or the public market closing price of the Company’s common stock on the date of the Transaction, whichever is lower (such price, the “Warrant Price”). If warrants are issued to investors in a Transaction, the Craft warrants shall have the same terms as the warrants issued to investors in the applicable Transaction If warrants are not issued to investors in a Transaction, Craft will be issued warrants priced at the public market closing price. The warrants shall be exercisable immediately after the date of issuance, shall have anti-dilutive price protection, piggyback registration rights, and shall expire 5 years after the date of issuance.

In the event that the Company proceeds with a Non-Financing Transaction during the Term or the Tail Period with one or more Introduced Parties then, prior to closing, the Company and Craft shall mutually agree upon compensation payable to Craft which may include an ownership interest in the resulting licensed, joint venture and/or merged/acquiring entity. In the event the Company completes a Non-Financing Transaction with an Introduced Party during the Term or the Tail Period without first agreeing on its finder’s fee, then Craft shall be entitled to receive a cash fee of (7%) of any licensing fees payable upon receipt of such licensing fees by the Company, a fee of (7%) of the value of the Company-related portion of the surviving entity resulting from any merger or acquisition payable upon closing of the Non-Financing Transaction if the fee is paid in cash or with liquid stock or within a reasonable period of time if the fee is paid with non-liquid stock or any other form of consideration, and, in the case of a joint venture, (7%) of the Company’s ownership portion of the joint venture (each individually a “Non-Financing Transaction Success Fee” and collectively, the “Non-Financing Transaction Success Fees” and the Non-Financing Transaction Success Fees collectively with the Success Fees, the “Success Fees”).

Pre-Approved Expense Reimbursement, General Expenses

In addition to payments to Craft of the compensation set forth above, the Company shall reimburse Craft for all of Craft’s pre-approved expenses, which will be approved in writing by the Parties. Such expenses include, but are not limited to, expenses related to legal and administrative expenses (excluding blue sky and Form D). All reimbursable expenses payable to Craft shall be (A) payable in cash or by wire transfer of immediately available funds to an account designated by Craft and (B) due and payable immediately upon the consummation of a Transaction or, if no Transaction consummates, within 30 days of invoice.

CRAFT CAPITAL MANAGEMENT LLC

Invech Holdings, Inc.

3/20/2026

The Company will bear all fees, disbursements and expenses in connection with any proposed financing, including, without limitation, the Company’s legal and accounting fees and disbursements; the costs of preparing, printing, mailing and delivering the Registration Statement, the preliminary and final prospectus contained therein and amendments thereto, post-effective amendments and supplements thereto, any other offering materials, the Letter of Engagement and related documents (all in such quantities as Craft may reasonably require); preparing and printing stock certificates and warrant certificates; filing fees (including SEC filing fees), costs and expenses (including third party expenses and disbursements) incurred in registering the securities, FINRA filing fees; transfer taxes; and transfer and warrant agent and registrar fees. The Company will also sign Craft’s agreement with its Counsel acknowledging that the Company is liable to pay the legal fees on Craft’s behalf. For avoidance of doubt, the Company will be liable for all expenses listed in this paragraph regardless if a Transaction closes or not, and such expenses shall be due within 30 days of invoice if no Transaction closes.

Timing of Issuances and Payment

Any restricted stock to be issued to Craft shall be issued immediately upon the consummation of a Transaction. For the avoidance of doubt, if any Transaction provides for payments to the Company at a future date (e.g. installment payments, milestone payments or earn-out payments), then any fees payable, and any stock issuable, to Craft in connection with such future payments shall only be made if and when such payments are received by the Company. The Parties agree that any agreement between the Company and any Introduced Parties shall provide for a mutually acceptable escrow agreement or a direct disbursement to the Company and Craft, to effectuate the consummation of the Transaction and the payment of fees and expenses due to Craft and delivery of securities due to Craft.

Tail Period

Craft shall also be entitled to receive from the Company Success Fees in relation to closing of any Transactions within one year of the expiration or early termination of this Agreement (the “Initial Tail Period”). The Company agrees that, for an Introduced Party who invests via a Financing Transaction during the Term, the Initial Tail Period shall be extended until the 2-year anniversary of such Introduced Party’s investment (the “Extended Tail Period”). The Initial Tail Period, which shall apply equally to all Introduced Parties, together with any Extended Tail Period created by an investment from an Introduced Party, shall collectively be defined as the “Tail Period.” During the Tail Period, the Company shall be required to pay all applicable Success Fees, issue all applicable Craft Warrants, and refrain from providing the name of any Introduced Party to any other broker-dealer or selling agent. The Company shall promptly notify Craft in writing of any Transaction during the Tail Period and provide all relevant details to enable Craft to enforce its rights hereunder.

CRAFT CAPITAL MANAGEMENT LLC

Invech Holdings, Inc.

3/20/2026

Right of First Refusal

Provided that a Transaction occurs in accordance with the terms of this Agreement, Craft shall have an irrevocable right of first refusal (the “Right of First Refusal”) for a period of (12) months after the date the Transaction is completed, to act as sole and exclusive finder, investment banker, sole and exclusive book-runner, sole and exclusive financial advisor, sole and exclusive underwriter and/or sole and exclusive placement agent, at Craft’s sole and exclusive discretion, if the Company or any of its subsidiaries: (i) decides to finance or refinance any indebtedness; or (ii) decides to raise funds by means of a public offering (including at-the-market facility) or a private placement or any other capital raising financing of equity, equity-linked or debt securities. If Craft decides to accept such engagement, the agreement governing such engagement will contain, among others, the provisions for fees customary for Transactions of similar size and nature and the provisions of this Agreement, including indemnification, that are appropriate to such Transaction. Notwithstanding the foregoing, the decision to accept such engagement shall be made by Craft, by a written notice to the Company, within (15) days of the receipt of the Company’s notification of its financing needs. Craft shall have the sole right to determine whether or not any other broker-dealer shall have the right to participate in any such Transaction and the economic terms of any such participation. The Right of First Refusal shall not apply to any financing Transaction where the Company deals directly with the lender or investor without using any intermediary. The Company shall provide Craft with at least 30 days’ prior written notice of any proposed financing or Transaction that may trigger the Right of First Refusal.

Indemnification

The Company and Craft, together with their respective affiliates, directors, officers, shareholders, employees and agents (collectively the “Indemnified Parties”), each agree to hold each other harmless against any and all losses, claims, damages or liabilities, joint or several, including reasonable attorneys’ fees, to which the Indemnified Parties may become subject, arising out of or related to actions taken or omitted by the Indemnified Parties in connection with any service rendered pursuant to this Agreement and any associated Transaction or proposed Transaction contemplated, provided, however, that neither the Company or Craft shall be liable in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, claim, damage or liability shall have been incurred as a result of the willful misconduct or gross negligence of such Indemnified Parties.

In this regard, and without limitation, the Company and Craft acknowledge that they are not responsible for the actions of the Introduced Parties or their agents. The Company and Craft also acknowledge that none of the Indemnified Parties is acting as an attorney, accountant, or negotiator, that Craft will not make any recommendations about the Transaction, and that the Company will seek its own professional advice with respect to any Transaction. Craft may or may not act as a broker-dealer or financial advisor to the Company in any Transaction. The Company agrees to deliver to Craft upon closing a complete set of documents that correspond with any Transaction.

Limitation of Liability

Craft and the Company agree that the obligations of each of the Parties are solely corporate obligations, and that no officer, director, employee, agent, or shareholder of either Party shall be subjected to any personal liability whatsoever to any person, nor will any claim for liability or suit be asserted by, or on behalf of, either Craft or the Company. In no event shall Craft be liable to the Company, nor will the Company be liable to Craft, whether a claim be in tort, contract or otherwise, for any amount in excess of the total amount paid by the Company to Craft under this Agreement, except in cases of willful misconduct or gross negligence. In the event of any dispute between the Parties hereto, the Parties agree to resolve all matters in binding arbitration before FINRA in Nassau County, New York with the prevailing Party entitled to reasonable attorneys’ fees and costs. Each Party agrees not to mention the name of the other Party or its agents in any press release or news announcement without the express written consent of the other Party.

CRAFT CAPITAL MANAGEMENT LLC

Invech Holdings, Inc.

3/20/2026

Miscellaneous

This Agreement shall not be modified or amended except in writing signed by the Parties. After the Exclusivity Period, either Party may terminate this Agreement for any reason upon (10) days’ advance written notice. Early termination of this Agreement shall not relieve the Company of its payment obligations during the Tail Period. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective assigns, successors, and legal representatives. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes any prior agreements. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of this Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please acknowledge your agreement to the terms of this Agreement by executing a copy of this letter as indicated below and returning it to us by email to banking@craftcm.com.

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CRAFT CAPITAL MANAGEMENT LLC

Invech Holdings, Inc.

3/20/2026

CRAFT CAPITAL MANAGEMENT LLC	INVECH HOLDINGS, INC.

By: /s/ Mackey McFarlane	By: /s/ Alexander Woods-Leo
Name: Mackey McFarlane	Name: Alexander Woods-Leo
Title: Head of Investment Banking	Title: Chief Executive Officer
Email: mmcfarlane@craftcm.com	Email: paragonrentalsinc@gmail.com
Date: